

UNIGENE

A leader in the design, delivery, manufacture and development of peptide-based therapeutics

Ashleigh Palmer, President and CEO

Biotech Showcase ™ 2012

Ticker: UGNE.OB

www.unigene.com

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

Why Invest in Unigene?

- Most clinically advanced (Ph3/NDA) and well validated oral peptide delivery technology platform
- Positive Ph2 proof-of-concept results of oral PTH; actively seeking licensing partner
- Positive Ph3 results for potential first oral calcitonin to market; Unigene owns ~20% of licensee, Tarsa
- Eight feasibility studies under Biotechnologies SBU; anticipate licensing agreement within 6-9 months
- Proprietary lead compound expected to file IND for morbid obesity
- 50:50 Joint Venture with Nordic Bioscience targeting Type 2 diabetes

Key elements in place to address debt in 2012

unigene

Therapeutic Peptides are Medically Important and Growing Rapidly

70 Peptide-based Therapeutics Approved


80
70
60
50
40
30
20
10
0
Sum of First approval year, any countrty
Sum of First US approval year
1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010

316 Active Clinical Trial Peptide Programs


Phase 1
104
Phase 3
83
Phase 2
129

Source: http://www.medtrack.com(January2012)

unigene

High Growth Strategy Targeting Two Value Creating SBUs

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Stage	
Rational Design	**In-licensing**
Lead Optimization	
Preclinical Models	***Anti-inflammatory peptides***
	Metabolic peptides
Toxicology	
IND Filing	**Proof-of-Concept**
Phase 1	
Phase 2	***Oral PTH***
Phase 3	***Oral Calcitonin – Tarsa***
NDA	**Partner/Out-license**
Commercialization	***Fortical® – Upsher-Smith***

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties

- Near-term cash from service fees
- Licensing milestones and royalties

unigene

unigene

Applied Peptelligence

Unigene Biotechnologies



Peptide Development Partner of Choice

Peptelligence™ platform validated with eight feasibility studies across a broad spectrum of high valuation therapeutic areas

- Cardiovascular, metabolic disease, endocrinology, growth disorders, gynecology, oncology, CNS and pain

Limited potential due to route of administration	Life cycle management	Development stage peptides with questionable commercial viability

unigene

Definitive License Agreement Anticipated within 6-9 Months


Partner
Proposal
MSA
Rat Study
Dog Study
Contract
Phase 1
January 2011
Cara
Phase 1 results expected in Q1 2012
#2
#3
#4
#5
#6
#7
#8
#9
#10
#11
#12
January 2012
#13

unigene Applied Peptelligence

Unigene Therapeutics



Advanced Internal Pipeline Focused on Metabolic & Inflammatory Diseases



Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
Actively Seeking Licensing Partner
Metabolic Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities
nordic bioscience

unigene

20% Ownership in Tarsa – Oral Calcitonin NDA Filing H2 2012

- Unigene's oral delivery platform validated by positive results of Ph3 trial of oral calcitonin for osteoporosis
  - Trial achieved primary endpoint with statistical significance under SPA
- Oral calcitonin was superior to nasal sCT and placebo at primary endpoint without clinically significant food effects
- Potential to be first oral calcitonin product to cannibalize and then expand a ~$600MM injectable/nasal market
- NDA filing scheduled H2 2012
- Ph2 osteoporosis prevention study results expected Q3 2012

Unigene Owns 20%* of Tarsa

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

** fully diluted and subject to liquidating preferences*

unigene

Successful Ph2 Oral PTH Study

- Primary endpoint achieved in Ph2 Study
  - Oral PTH 5mg dose resulted in a statistically significant mean increase in BMD at the lumbar spine of 2.2 percent ($p<0.001$) at week 24 as compared to baseline
- There were no serious drug related adverse events and no incidences of hypercalcemia
- Injectable PTH is the only anabolic therapy approved for osteoporosis
  - ~$1B market opportunity projected to grow to ~$2B by 2014
- Compelling proof-of-concept achieved and actively seeking advanced-stage development/commercialization partner
- Consistent PK exposure with desired pulsatile profile for PTH anabolic activity validates precision of our oral delivery technology

Ph2 Results: Mean PTH Cmax Values for Subjects Receiving Oral PTH



Week 0
Week 24
PTH(1-31)amide (pg/mL)
400
350
300
250
200
150
100
50
0
0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
400.0
Time Relative to T_{max} (minutes)

[mean of all responders]

unigene

Metabolic Disease Programs

- UGP281 lead molecule
  - Targeting morbidly obese population to optimize risk benefit relationship
  - Favorable pharmacological profile potentially addressing many of the shortfalls of recent obesity drug failures
  - Incorporates oral formulation and high-yield manufacturing
  - Expect to file IND in 2012
- New proprietary analogs
  - Screened for biological activity by Nordic Bioscience
  - Three high potential analogs selected for advanced screening and development

50:50 JV with Nordic– Selection of Lead Molecule for T2D Q1 2012

- Nordic Bioscience is an ideal joint development partner
  - Combines Nordic's world renowned preclinical screening, biomarker and clinical development capabilities with Unigene's peptide design and development expertise
- Opportunity to access multiple blockbuster markets
  - Type 2 diabetes, osteoarthritis and osteoporosis
- Unigene selected by Nordic over other potential partners
  - Reinforced by Nordic Chairman's $6MM investment option
- Preclinical results for lead molecule expected before year end

Validates Unigene as peptide development partner of choice

Unigene Corporate



Management with Proven Track Record

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Greg Mayes, Esq. Chief Business Officer	15 years of biopharma legal and commercial experience; Eli Lilly, ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
Roxanne Tavakkol VP, Global Regulatory Affairs and Quality Assurance	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Business Administration	14 years IR experience; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia
Currently recruiting CFO in preparation of next phase of growth	

unigene

Next Generation Board of Directors

Richard Levy Chairman	**Managing Principal and Founder, Victory Park Capital**
Ashleigh Palmer Director	**President and CEO**
Zvi Eiref Director	**Financial Expertise** ***Church & Dwight Co., Inc. CFO for 20 years***
Joel A. Tune Director	**Business Development, Product Development and Commercial Expertise** ***Baxter 30 years***
Theron (Ted) Odlaug Ph.D. Director	**Manufacturing, Regulatory, Quality Assurance and Operational Expertise** ***CyDex, Fujisawa Healthcare, Astellas Pharma***
Thomas J. Sabatino, Jr. Director	**Legal and Healthcare Expertise** ***Walgreens Co., United, Schering Plough, Baxter, American Medical***

Financial Snapshot

Current cash projections expected to fund operations into H2 2012	
Market Cap as of 1/5/12	$50MM
Cash Position as of 9/30/11	$5.2MM(1)
Debt as of 9/30/11 *(VPC holds $33MM in convertible at debt $0.70 due 3/2013)*	$48MM(2)
2011 Net Burn	~$2MM per quarter
Fully Diluted Shares Outstanding *(including $33MM conversion)*	172MM

Strong support from Victory Park Capital

- Chairman of the Board
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Confidence in new strategic plan and management team
- Purchased shares on open market

(1) Excludes Q4 related revenue announcements; (2) Principal only

Key elements in place to address debt in 2012

Management's 2011 Scorecard

✓	Launched a targeted growth strategy with two distinct value creation engines
✓	Extended the cash runway by 18 months without additional financing/debt
✓	Transformed BD/partnering to a core competence
✓	Validated oral delivery technology platform with positive Phase 3 oral calcitonin results
✓	Advanced an inactive oral PTH program to a positive Ph2 proof-of-concept asset
✓	Divested several distracting non-core assets
✓	Advanced UGP281 obesity program from early preclinical to a pre-IND asset
✓	Formed a 50:50 JV with Nordic Bioscience to develop calcitonin analogs for blockbuster indications/markets

2012 Near-Term Catalysts

	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Therapeutics Business Unit				
Oral PTH Program	Seeking Licensing Partner →			
		• Full data presentation of Ph2 results in peer review journal /presentation at scientific congress		
Oral Calcitonin			• Ph2 Osteopenia study results	• Ostora™ NDA filing H2 2012
UGP281 (morbid obesity)			• IND Filing	• Commence Ph1 study
50:50 Nordic JDV	• Selection of lead molecule for T2D indication		• T2D preclinical results	
Biotechnologies Business Unit				
Peptelligence™	New feasibility studies →			
			Licensing Agreement →	
Cara Therapeutics	• Ph1 results			

unigene

Unigene Represents a Compelling Investment Opportunity

- Most clinically advanced (Ph3/NDA) and well validated oral peptide delivery technology platform
- Positive Ph2 proof-of-concept results of oral PTH; actively seeking licensing partner
- Positive Ph3 results for potential first oral calcitonin to market; Unigene owns ~20% of licensee, Tarsa
- Eight feasibility studies under Biotechnologies SBU; anticipate licensing agreement within 6-9 months
- Proprietary lead compound expected to file IND for morbid obesity
- 50:50 Joint Venture with Nordic Bioscience targeting Type 2 diabetes

Key elements in place to address debt in 2012



UNIGENE

A leader in the design, delivery, manufacture and development of peptide-based therapeutics

Ashleigh Palmer, President and CEO

Biotech Showcase ™ 2012

Ticker: UGNE.OB

www.unigene.com